INCOME TAXES (Tables)	12 Months Ended
Dec. 31, 2023
INCOME TAXES
Schedule of components of income tax expense
	2023	2022
Federal tax statutory rate	21.0%	21.0%
Permanent differences	-%	-%
Valuation allowance	(21.0)%	(21.0)%
Effective rate	-%	-%

Schedule of deferred tax assets and liabilities
	2023	2022
Deferred tax assets:
Net operating loss carryforwards	$537,032	$265,673

Total deferred tax asset	537,032	265,673

Valuation allowance	(537,032)	(265,673)
Net deferred tax assets	$-	$-